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		       SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 5, 2002 (May 17, 2002)
						  ---------------------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				     OHIO
	(State or other jurisdiction of incorporation or organization)

				  31-0783294
		     (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				     45014
				   (Zip Code)

				(513) 603-2400
			(Registrant's telephone number)


				 Not Applicable
	   (Former name or former address, if changed since last report)



			    Exhibit Index - Page 3

			      Page 1 of 3 Pages
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ITEM 5.  Other Events
------   ------------

On June 5, 2002, Ohio Casualty Corporation announced that its Form S-3 (File No. 333-88532) registering the resale of outstanding convertible notes was declared effective by the Securities and Exchange Commission.

A copy of the press release issued by Ohio Casualty Corporation on June 5, 2002, announcing this news is attached hereto as Exhibit 99 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.     Description
	 ----------      -----------

	     99 Press release dated June 5, 2002, announcing Ohio Casualty Corporation's Form S-3 (File No. 333-88532) has been declared effective by the Securities and Exchange Commission.



				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				      OHIO CASUALTY CORPORATION
				      ---------------------------------------
					     (Registrant)




June 5, 2002                          /s/ Debra K. Crane
				      ---------------------------------------
				      Debra K. Crane, Senior Vice President,
				      General Counsel and Secretary






			      Page 2 of 3 Pages


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				EXHIBIT INDEX


			  Current Report on Form 8-K
			      Dated June 5, 2002


Exhibit No.       Description
----------        -----------

    99 Press release dated June 5, 2002, announcing Ohio Casualty Corporation's Form S-3 (File No. 333-88532) has been declared effective by the Securities and Exchange Commission.





			      Page 3 of 3 Pages